EV TRADITIONAL SPECIAL EQUITIES FUND
                       EV TRADITIONAL STOCK FUND
            Supplement to Prospectuses dated April 1, 1995

                 EV TRADITIONAL EMERGING MARKETS FUND
                   EV TRADITIONAL GREATER INDIA FUND
                   EV TRADITIONAL TOTAL RETURN FUND
             Supplement to Prospectuses dated May 1, 1995

                     EV TRADITIONAL INVESTORS FUND
              Supplement to Prospectus dated June 1, 1995

The following is added to "How To Buy Fund Shares":

     Shares of the Fund may be sold at net asset value to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

February 19, 1996                                             T-5/1SUPP